Exhibit 23.4

Founded  1995     CONSENT  OF  NATIONALLY  RECOGNIZED  STATISTICAL  RATINGS          ORGANIZATION   We  hereby  consent  to  the  use  of  our  rating  on  the  Mortgage  Secured  Notes ("KDM2018-N001")  and  the  First  Mortgage  Loan  ("KDM  2018-L001")  regarding  345  NE          80  St,  Miami,  FL33138,  a  Florida  limited  liability  companies,  this Registration  Statement  on  Form  S-1  (No.  333-222928)  and  of  our  Firm  under  the caption  Ratings  in  such  Registration  Statement  of  Korth  Direct  Mortgage  LLC. ,2)1AL)6741._ Saul  Grossel,  Chief  Operating  Officer Egan-Jones  Ratings  Company    2-  I Date  61  Station  Road  li  Haverfotd,  Pennsylvania  19041 610.642,2411  n  ratingsdesk@egan-jones.corn